Exhibit 10.6

MULTIPARTY CROSS AGREEMENT

(POOL [__])

THIS MULTIPARTY CROSS AGREEMENT (this “Agreement”) is made and entered as of [______], 202_ (the “Effective Date”) by the signatories to this Agreement (collectively, the “Lennar Parties” and each, a “Lennar Party”) in favor of the parties identified on Schedule 1 attached hereto (collectively, the “Owner Parties” and each, an “Owner Party”).

R E C I T A L S

A. U.S. Home, LLC, a Delaware limited liability company, Lennar Homes Holdings, LLC, a Delaware limited liability company, CalAtlantic Group, LLC, a Delaware limited liability company (collectively, “Lennar”), and Millrose Properties, Inc., a Maryland corporation (“Owner”), have previously entered into that certain Master Program Agreement, dated [________________], 2025 (the “Master Agreement”). Initially capitalized terms not defined herein shall have the meaning set forth in the Master Agreement.

B. In accordance with the Master Agreement, Millrose Properties Holdings, LLC, a Delaware limited liability company, Owner and Lennar also executed that certain Master Option Agreement, dated [________________], 2025 (the “Option Agreement”) and that certain Master Construction Agreement, dated [________________], 2025 (the “Construction Agreement”). Pursuant to the Option Agreement, the applicable Owner Party has granted (or will grant) the applicable Lennar Party an Option, as more fully set forth therein and the applicable Addendum.

C. As described in the Master Agreement, Owner and its affiliates (including the Owner Parties) will acquire Properties which are subject to the Master Option Agreement and Master Construction Agreement and such Properties will be grouped into Pools.

D. Certain Owner Parties have acquired (or substantially concurrently with the execution and delivery of this Agreement, will acquire) each of the Properties identified in Schedule 2 (each, a “Pool Project). In addition, certain Owner Parties anticipate acquiring those additional Properties (if any) identified in Schedule 3 (each, a “Proposed Pool Project”). When and if an Owner Party acquires a Proposed Pool Property and executes an Addendum in connection therewith, such Property shall be a Pool Property for purposes of this Agreement.

E. By execution of this Agreement, Owner, US Homes, the Lennar Parties and the Owner Parties now wish to establish a Pool with respect to the Pool Properties, all as more fully set forth below.

F. The Lennar Parties and the Owner Parties acknowledge that they (or their respective affiliates) will execute multiple Multiparty Cross Agreements (generally in the form of this Agreement) (the “Other Cross Agreements”). Each of the Other Cross Agreements will create a separate “Pool” with distinct Properties in such Pool. This Agreement and such Other Cross Agreements each will operate independently. For avoidance of doubt: (i) this Agreement shall apply only to the Properties identified on Schedules 2 and 3; (ii) and the Properties subject to the Other Cross Agreements shall not be subject to or in any way impacted by this Agreement.

G. The Lennar Parties acknowledge that: (i) the Owner Parties’ rights may be materially adversely impacted; and (ii) the Owner Parties may be exposed to significant additional liability in the event of a termination of an Option with respect to any Pool Property or a default by a Lennar Party under the Option Agreement with respect to any Pool Property.

H. Each Lennar Party is entering into this Agreement to acknowledge its understanding and acceptance of the material adverse impacts on each other Lennar Parties in the event that a default or other termination of the Option occurs with respect to one or more Pool Property.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Lennar Parties agree for the benefit of the Owner Parties as follows:

1. Recitals. The Recitals are hereby incorporated into and made a part of this Agreement.

2. Additional Pool Properties. From and after the date on which one or more Lennar Parties, on the one hand, and one or more Owner Parties, on the other hand, enter into an Addendum with respect to a Proposed Pool Property, such Proposed Pool Property shall thereafter be deemed a Pool Property. At the request of an Owner Party, the Lennar Parties shall cooperate to amend this Agreement to memorialize the transition of Proposed Pool Properties to Pool Properties concurrently with or following consummation of such transaction, but such Proposed Pool Property shall be deemed a Pool Property upon execution of an Addendum irrespective of whether Owner Party makes such request. At the request of any Lennar Party, the Owner Parties shall amend this Agreement to ensure that the “Pool Payment Obligation Limit” (as defined in the Master Agreement) is not exceeded, all as more fully set forth in the Master Agreement.

3. Events Impacting Pool Properties. In the event of the termination of an Option with respect to a Pool Property for any reason other than as a result of a “Default” (as such term is defined in the Option Agreement) by Owner or any Owner Party without Lennar acquiring all Homesites on such Pool Property (each, a “Cross Termination Event”), then each Owner Party (acting independent of the other Owner Parties or in concert with one or more Owner Parties) shall have the right (but not the obligation) to terminate the Option with respect any other Pool Property owned by such Owner Party (the “Cross Termination Right”), it being acknowledged by the Owner Parties that a Cross Termination Event does not constitute a default under the Option Agreement other than as provided in the following sentence of this paragraph. An Owner Party shall exercise its Cross Termination Right, if at all, within twenty (20) business days after the occurrence of the Cross Termination Event. Any Owner Party’s failure to timely exercise such Cross Termination Right shall be deemed its waiver thereof. If an Option for a Pool Property has been terminated due to a Lennar Party’s Default under the Option Agreement with respect to such Property (a “Defaulted Property”), then the applicable Owner Party shall be entitled to pursue its rights and remedies arising from the Default under the Option Agreement with respect to only the Defaulted Property but the Lennar Parties shall not be deemed in Default with respect to any other Pool Properties. For avoidance of doubt, termination of the Option in connection with a Lennar Party’s acquisition of all Homesites on a Property shall not be deemed a Cross Termination Event.

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(a) Cure Rights. Notwithstanding anything to the contrary in this Agreement, the Master Agreement, or in the Option Agreement, if a Lennar Party’s Default under the Option Agreement with respect to a Pool Property (i) cannot be cured by the payment of amounts owed to Owner in connection with such Property, (ii) is not within such Lennar Party’s reasonable control to cure within the time period required under the Option Agreement, and (iii) is limited to a particular Pool Property, such as the breach of a representation or covenant applicable to a particular Pool Property, and the applicable Owner Party elects to terminate the Option for such Property as a result of such Default (each, a “Defaulted Project” and collectively, the “Defaulted Projects”), such Lennar Party may elect to consummate a Bulk Sale of the Defaulted Project on and subject to the terms of the Option Agreement without being required to enter into Bulk Sale transactions with respect to any other Pool Properties. As such, following the close of escrow relating to such Bulk Purchase, Lennar shall be deemed, in all respects, to have cured the Lennar Party’s Default with respect to all agreements related to such Defaulted Project(s), and accordingly (i) the Owner Parties shall not be entitled to exercise the Cross Termination Right with respect to other Pool Properties; and (ii) if the applicable Owner Parties have exercised any Cross Termination Rights in response to the Default relating to the Defaulted Project, such prior exercise of Cross Termination Rights shall be null and void and of no further force and effect and the applicable Options shall be reinstated in all respects.

(b) Default Purchase; Bulk Repurchase. Notwithstanding anything to the contrary in this Agreement,: (i) as and when provided in the Option Agreement, the Lennar Parties, in their sole discretion, may elect to complete a Default Purchase; and/or (ii) as may be provided in an Addendum to the Option Agreement, the Lennar Parties may be required to complete a Bulk Repurchase Closing. The completion of a Default Purchase and/or the completion of a Bulk Repurchase Closing shall not be a Cross Termination Event under this Agreement and the Lennar Parties shall not be required to acquire other Pool Properties or any other properties in connection with a Default Purchase and/or ADR Bulk Repurchase Closing.

(c) Fee Builder Agreement. Notwithstanding anything to the contrary in this Agreement, if a Cross Termination Event has occurred with respect to a Pool Property and Owner or any Owner Party has made a Fee Building Request pursuant to the Master Agreement with respect to such Pool Property (a “Fee Building Property”) then: (i) the Cross Termination Event for such Fee Building Property shall deemed cured in all respects; (ii) the Owner Parties shall not be entitled to exercise the Cross Termination Right with respect to other Pool Properties; and (ii) if the applicable Owner Parties have previously exercised any Cross Termination Rights due to a Cross Termination Event for such Fee Building Property, such prior exercise of Cross Termination Rights shall be null and void and of no further force and effect and the applicable Options shall be reinstated in all respects.

(d) Disputes. In the event of any dispute concerning any Owner Party’s exercise of the Cross Termination Right: (i) the terms and conditions set forth in Section 17.3 of the Option Agreement shall apply to the Owner Parties’ exercise of their rights under this Agreement; and (ii) subject to Section 17.3 of the Option Agreement, the parties shall have such other rights and remedies as may be set forth in the Option Agreement and Founder’s Rights Agreement. Nothing in this Agreement shall limit any party’s right, remedies or obligations under the Founder’s Rights Agreement. Any and all such rights and remedies shall be cumulative.

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4. Miscellaneous.

(a) Each party hereto (each, a “Party”) shall execute and deliver all such documents and perform all such acts as reasonably requested by the other Parties from time to time to carry out the intent of this Agreement, including, without limitation, by entering into an amendment to this Agreement when an Addendum is entered into by Lennar Parties and Owner Parties with respect to a Proposed Pool Property.

(b) All schedules attached to this Agreement are by this reference incorporated herein.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Notwithstanding the foregoing, however, any claim or action (a) to enforce a breach of the obligation to transfer interests in real, personal or intangible property (such as via Deeds and other documents to be recorded in the Official Records of the County), or (b) relating to the creation, perfection and enforcement of any interests in real, personal or intangible property, liens or security interests, shall be governed by the laws of the State in which the Property is located and any action related to such enforcement may be brought in any State or Federal court within the State in which the Property is located (the “Courts of the Applicable State”). Without limiting the generality of the foregoing, Owner and Builder acknowledge and agree that any action relating to the enforcement of a specific performance action of the conveyance of Lots or other similar action relating to the creation, perfection or transfer of interests in real, personal or intangible property shall be brought in the Courts of the Applicable State having jurisdiction over the Property.

(d) TO THE FULLEST EXTENT PERMITTED BY LAW, AND EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, INCLUDING IN SECTION 3(c) ABOVE, EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN FLORIDA GOVERNS THIS AGREEMENT, AND ALL PERSONS AND ENTITIES IN ANY MANNER OBLIGATED TO ANY PARTY UNDER THE THIS AGREEMENT, THE MASTER AGREEMENT, THE OPTION AGREEMENT AND/OR THE CONSTRUCTION AGREEMENT CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN THE STATE OF FLORIDA HAVING PROPER VENUE AND ALSO CONSENTS TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY THE STATE OF FLORIDA OR FEDERAL LAW.

(e) TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION: (a) ARISING UNDER THIS AGREEMENT OR THE THIS AGREEMENT, INCLUDING ANY PRESENT OR FUTURE MODIFICATION THEREOF; OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE THIS AGREEMENT, THE MASTER AGREEMENT, THE OPTION AGREEMENT AND/OR THE CONSTRUCTION AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

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(f) This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors, and permitted assigns.

(g) This Agreement and the Master Agreement, the Founder’s Rights Agreement, the Option Agreement the Construction Agreement, and the Addenda constitute the only agreements of the Parties with respect to the subject matter hereof and supersede any prior understandings or written or oral agreements between the Parties respecting the subject matter hereof and cannot be changed except by the Parties’ written consent. In the event of any conflict between the provisions of this Agreement and the provisions of the Founder’s Rights Agreement, the Master Agreement, or the Option Agreement, the terms of the the Founder’s Rights Agreement and Master Agreement shall control over this Agreement and the Option Agreement and the terms of the Option Agreement shall control over this Agreement.

(h) This Agreement shall be executed simultaneously or in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. The parties may also deliver executed copies of this Agreement to each other by electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. No party may raise the use of any image transmission device or method or the fact that any signature was transmitted as an image as a defense to the enforcement of this Agreement.

(i) Time is of the essence of this Agreement.

(j) The obligations of each Lennar Party under this Agreement shall be joint and several.

(k) Nothing herein shall limit any Owner Parties’ or Lennar Parties rights and remedies under the Option Agreement, Construction Agreement, and/or Founder’s Rights Agreement. All such rights and remedies shall be cumulative.

[Signatures begin on following page]

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The Lennar Parties have executed this Agreement as of the day and year first written above.

LENNAR PARTIES

For [XXX] Project:

BUILDER:

[LENNAR DIVISION SIGNATURE], a [_______________]

By:

Name:

Title:

CONTRACTOR:

LENNAR CONTRACTOR SIGNATURE], a [_______________]

By:

Name:

Title:

S – 6

[Signature page to Multiparty Cross Agreement]

For [XXX] Project :

LENNAR DIVISION SIGNATURE], a [_______________]

By:

Name:

Title:

CONTRACTOR:

LENNAR CONTRACTOR SIGNATURE], a [_______________]

By:

Name:

Title:

For [XXX] Project:

BUILDER AND CONTRACTOR:

LENNAR DIVISION SIGNATURE], a [_______________]

By:

Name:

Title:

S – 7

[Signature page to Multiparty Cross Agreement]

SCHEDULE 1

LIST OF OWNER PARTIES

Schedule 1 – 1

SCHEDULE 2

LIST OF POOL PROPERTIES

Schedule 2 – 1

SCHEDULE 3

LIST OF PROPOSED POOL PROPERTIES

Schedule 3 – 1